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                                                                    Exhibit 10.8



                                March 29, 2000


United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205

re:  Fourth Amendment and Waiver

Ladies/Gentlemen:

     Please refer to the Amended and Restated Credit Agreement dated as of November 2, 1998 (as amended or supplemented, the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     The Required Banks hereby waive through April 28, 2000 the Company's non-compliance with Sections 10.6.1, 10.6.3 and 10.6.5 of the Credit Agreement.

     The Company and the Required Banks hereby agree to amend Section 12.1.11 by deleting the words "common stock" in clause (a) and inserting "any class of stock" therefor. In consideration of the foregoing waiver, the Company (i) acknowledges that upon the expiration of such waiver (unless a new waiver or an amendment has been agreed to by the Required Banks) an immediate Event of Default shall exist under the Credit Agreement and (ii) agrees that, unless the Required Banks otherwise consent, the aggregate outstanding principal amount of all Loans plus the Stated Amount of all Letters of Credit shall not at any time exceed $55,000,000.

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever.

     This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Company and the Required Banks.

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                                     UNITED ROAD SERVICES, INC.


                                     By:  /s/ Gerald R. Riordan
                                          ---------------------
                                     Title:  Chief Executive Officer
                                             -----------------------

                                     BANK OF AMERICA, N.A., as Agent


                                     By:  /s/ Kristine D. Hyde
                                          --------------------
                                     Title:  Assistant Vice President
                                             -----------------------


                                     BANK OF AMERICA, N.A., as a Bank


                                     By:  /s/ Paul R. Frey
                                          ----------------
                                     Title:  Senior Vice President
                                             ---------------------


                                     FLEET NATIONAL BANK, as a Bank


                                     By:  /s/ Lindsay W. McSweeney
                                          ------------------------
                                     Title:  Director
                                             --------


                                     COMERICA BANK, as a Bank


                                     By:  /s/ Preeti Sarnaik
                                          ------------------
                                     Title:  Account Officer
                                             ---------------